                                                                   EXHIBIT 10.10

                                                                  EXECUTION COPY

                             SHAREHOLDERS AGREEMENT
                             ----------------------

     THIS SHAREHOLDERS AGREEMENT, dated as of November 22, 2000 (this "Agreement"), is entered into among New SAC (the "Company"), Silver Lake
 ---------                                        -------
Technology Investors Cayman, L.P., Silver Lake Investors Cayman, L.P., Silver Lake Partners Cayman, L.P., (collectively, "Silver Lake"), SAC Investments, L.P.
                                            -----------
("TPG"), August Capital III, L.P. ("August"), Chase Equity Associates, L.P.
  ---                               ------
("Chase"), GS Capital Partners III, L.P., GS Capital Partners III Offshore,
  -----
L.P., Goldman, Sachs & Co. Verwaltungs GmbH, Stone Street Fund 2000 L.P., Bridge Street Special Opportunities Fund 2000, L.P. (collectively, "GS"), Staenberg
                                                             --
Venture Partners II, L.P., Staenberg Seagate Partners, LLC (collectively, "Staenberg"), Integral Capital Partners V, L.P., Integral Capital Partners V
 ---------
Side Fund, L.P. (collectively, "Integral") and the individuals listed on the
                                --------
signature pages hereto. Each of the entities listed above and the individuals listed on the signature pages hereto are sometimes referred to individually as a "Shareholder" and together as the "Shareholders."
 -----------                       ------------

                                    RECITALS:

     A. Suez Acquisition Company (Cayman) Limited ("SAC"), Seagate Technology,
                                                    ---
Inc. ("Seagate") and Seagate Software Holdings, Inc. ("SSHI"), entered into a
       -------                                         ----
Stock Purchase Agreement dated as of March 29, 2000 as amended by the Consolidated Amendment to Stock Purchase Agreement, Agreement and Plan of Merger and Reorganization, and Indemnification Agreement, and Consent, dated as of August 29, 2000, among SAC, Seagate, SSHI, VERITAS Software Corporation ("VERITAS") and Victory Merger Sub, Inc. ("Merger Sub") and Consolidated
  -------                                  ----------
Amendment No. 2 to Stock Purchase Agreement, Agreement and Plan of Merger and Reorganization, and Indemnification Agreement, and Consent, dated as of October 18, 2000, among SAC, Seagate, SSHI, VERITAS and Merger Sub (as so amended and as it may be further amended, supplemented or otherwise modified from time to time, the "Stock Purchase Agreement");
     ------------------------

     B. Pursuant to an Assignment and Assumption Agreement dated as of November 22, 2000, between SAC and the Company, SAC assigned all of its rights and obligations under the Stock Purchase Agreement to the Company;

     C. Pursuant to the Stock Purchase Agreement, the Company will purchase all of Seagate's operating assets and assume substantially all of its liabilities by acquiring the shares of one or more companies;

     D. Immediately following the transactions contemplated by the Stock Purchase Agreement, Silver Lake (including for these purposes Integral), TPG, August, Chase, GS and Staenberg will hold approximately 34.727%, 22.909%, 11.818%, 6.818%, 2.273% and 0.909% of the aggregate outstanding Ordinary Shares (as defined below) and Non-Voting Ordinary Shares (as defined below) of the Company, respectively, and 41.497%, 27.375%,

14.122%, 8.147%, 2.716% and 1.086% of the outstanding Preferred Shares (as defined below) of the Company, respectively;

        E. The remainder of the outstanding Shares (as defined below) immediately following the transactions contemplated by the Stock Purchase Agreement will be held by certain management employees of the Company (collectively, the "Management Shareholders"); and
                    -----------------------

        F. The Shareholders wish to provide for certain matters relating to their respective holdings of Shares and the governance of the Company.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE I. INTRODUCTORY MATTERS

        1.1. Defined Terms. In addition to the terms defined elsewhere herein,
             -------------
the following terms have the following meanings when used herein with initial capital letters:

        "AAA" has the meaning given that term in Section 7.10 of this
         ---
     Agreement.

        "Additional Director" means, subject to Section 5.1(a)(ii), a Director
         -------------------
     who is (i) designated by, but is not a partner, controlling person or employee of, Silver Lake, (ii) approved by TPG and (iii) reasonably acceptable to a majority of the Board (other than the Additional Director).

        "Affiliate" has the meaning given that term in Rule 405 promulgated
         ---------
     under the Securities Act; provided that officers, directors or employees of the Company will not be deemed to be Affiliates of a shareholder of the Company for purposes hereof solely by reason of being officers, directors or employees of the Company.

        "Aggregate Pro Rata Portion" means, with respect to either the
         --------------------------
     Ordinary Shares (including for all purposes of this defined term Non-Voting Ordinary Shares) or Preferred Shares (as the case may be): (i) with respect to any Non-Selling Holder who has delivered a Section 2.3 Notice, the number equal to the product of (A) the number of Offered Shares of the class of Shares as to which a determination is being made, multiplied by
     (B) a fraction, the numerator of which shall be the total number of Shares2 of such class owned by such Non-Selling Holder and the denominator of which shall be the total number of Shares of such class held by all Non-Selling Holders who have delivered such a notice; and (ii) with respect to any Non-Selling Holder who has delivered a Subsequent Section 2.3 Notice, the number equal to the product of (A) the number of Remaining Offered Shares of the class of Shares to which the determination is being made, multiplied by (B) a fraction, the numerator of which shall be the total number of Shares of such class owned by such Non-Selling Holder and the denominator of which shall be the total number of Shares of such class held by all Non-Selling Holders who have delivered such a notice; provided that in
                                                           --------
     calculating the Aggregate Pro

     Rata Portion with respect to any Non-Selling Holder who is a Management Shareholder, Shares held by such Management Shareholder shall not include any Shares other than those received by such Management Shareholder on the Closing Date (the "Initial Shares") and any additional Shares received by
                        --------------
     such Management Shareholder with respect to such Initial Shares.

                  "Agreement" means this Agreement, as the same may be amended,
                   ---------
     supplemented or otherwise modified from time to time in accordance with the terms hereof.

                  "Assumption Agreement" means a writing substantially in the
                   --------------------
     form of Exhibit A hereto whereby a Permitted Transferee or other Transferee pursuant to Section 2.5 becomes a party to, and agrees to be bound to the same extent as its Transferor by, the terms of this Agreement.

                  "Board" means the Board of Directors of the Company.
                   -----

                  "Business Day" means a day other than a Saturday, Sunday,
                   ------------
     federal or New York or California state holiday or other day on which commercial banks in New York City or San Francisco are authorized or required by law to close.

                  "Capital Account" has the meaning given that term in Section
                   ---------------
     6.3(a) of this Agreement.

                  "Carrying Value" means, with respect to any asset of the
                   --------------
     Company, such asset's adjusted basis for U.S. federal income tax purposes, except that the Carrying Values of all assets of the Company shall be adjusted to equal their respective fair market values, in accordance with the rules set forth in Regulations section 1.704-1(b)(2)(iv)(f), except as otherwise provided herein, as of: (i) the date of the acquisition of any additional Shares by any new or existing Shareholder or Management Shareholder in exchange for more than a de minimis capital contribution;
     (ii) the date of distribution of more than a de minimis amount of money or other property of the Company to a Shareholder or Management Shareholder as consideration for an interest in the Company, and (iii) the date any Shares are relinquished to the Company. The Carrying Value of any asset of the Company distributed to any Shareholder or Management Shareholder shall be adjusted immediately prior to such distribution to equal its fair market value and depreciation shall be calculated by reference to Carrying Value, instead of tax basis, once Carrying Value differs from tax basis. The Carrying Value of any asset contributed (or deemed contributed under Regulations section 1.701-1(b)(1)(iv)) by a Shareholder or Management Shareholder to the Company will be the fair market value of such asset at the date of its contribution thereto. Upon an adjustment to Carrying Value of any asset pursuant to this definition of Carrying Value, the amount of the adjustment shall be included as gain or loss in computing book income or loss for purposes of maintaining Capital Accounts hereunder.

                  "Chase Regulatory Side Letter" means the side letter relating
                   ----------------------------
     to banking regulatory matters dated the date hereof between Chase and the Company.

                  "Chief Executive Officer" has the meaning given that term in
                   -----------------------
     Section 5.1(a) of this Agreement.

                  "Closing" has the meaning given to that term in the Stock
                   -------
     Purchase Agreement.

                  "Closing Date" means November 22, 2000.
                   ------------

                  "Code" means the Internal Revenue Code of 1986, as amended.
                   ----

                  "Commitment Notice" has the meaning given that term in Section
                   -----------------
     2.3(a) of this Agreement.

                  "Default Notice" has the meaning given that term in Section
                   --------------
     2.3(a) of this Agreement.

                  "Defaulting Non-Selling Holder" has the meaning given that
                   -----------------------------
     term in Section 2.3(a) of this Agreement.

                  "Deferred Compensation" means, with respect to any particular
                   ---------------------
     Designated Subsidiary, the aggregate amount of all deferred compensation accounts established on the Closing Date and administered by the Company and/or any of its Subsidiaries with respect to employees of such Designated Subsidiary.

                  "Designated Subsidiaries" shall mean Seagate Technology
                   -----------------------
     Holdings, Seagate Technology HDD Holdings, Seagate Technology SAN Holdings, Seagate Removable Storage Solutions Holdings, Seagate Software (Cayman) Holdings, and the shares of Iolon, Inc. (the "Iolon Designated Subsidiary")
                                                   ---------------------------
     currently held by Seagate Technology Investment Holdings LLC.

                  "Determination Date" has the meaning given that term in
                   ------------------
     Section 5.2(b) of this Agreement.

                  "Director" means any member of the Board.
                   --------

                  "Exchange Act" means the Securities Exchange Act of 1934, as
                   ------------
     amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

                  "Fees" has the meaning given that term in Section 5.4 of this
                   ----
     Agreement.

                  "First Offer Notice" has the meaning given that term in
                   ------------------
     Section 2.3(a) of this Agreement.

                  "Funding Date" has the meaning given that term in Section
                   ------------
     2.3(a) of this Agreement.

                  "Holder" has the meaning given that term in Section 3.6(a) of
                   ------
     this Agreement.

                  "Indemnified Parties" has the meaning given that term in
                   -------------------
     Section 3.6(a) of this Agreement.

                  "Indenture" means the indenture, dated as of November 22,
                   ---------
     2000, among Seagate Technology International, the Note Guarantors (as defined in the Indenture) and the Bank of New York, as Trustee.

                  "Initial Share Holding Period" has the meaning given to that
                   ----------------------------
     term in Section 2.1(a) of this Agreement.

                  "Iolon Designated Subsidiary" has the meaning given that term
                   ---------------------------
     in the definition of "Designated Subsidiary."

                  "Initiating Holder" has the meaning given that term in Section
                   -----------------
     3.1(a) of this Agreement.

                  "Legend" has the meaning given that term in Section 2.1(c) of
                   ------
     this Agreement.

                  "Majority Shareholders" has the meaning given that term in
                   ---------------------
     Section 2.6 of this Agreement.

                  "Management Director" means a Director who is (i) an executive
                   -------------------
     officer of the Company and (ii) reasonably acceptable to a majority of the Board (other than the Management Directors).

                  "Management Shareholders" has the meaning given that term in
                   -----------------------
     the recitals to this Agreement.

                  "Management Shareholders Agreement" means the Management
                   ---------------------------------
     Shareholders Agreement, dated as of the date hereof, among the Company and the Management Shareholders party thereto.

                  "Non-Defaulting Non-Selling Holder" has the meaning given that
                   ---------------------------------
     term in Section 2.3(a) of this Agreement.

                  "Non-Selling Holder" has the meaning given that term in
                   ------------------
     Section 2.3(a) of this Agreement.

                  "Non-Voting Ordinary Shares" means the non-voting ordinary
                   --------------------------
     shares, par value $0.0001, of the Company.

                  "Offered Shares" means, as applicable, Ordinary Offered Shares
                   --------------
     or Preferred Offered Shares.

                  "Ordinary Offered Shares" has the meaning given that term in
                   -----------------------
     Section 2.3(a) of this Agreement.

                  "Ordinary Shares" means the ordinary shares, par value $0.0001
                   ---------------
     per share, of the Company.

                  "Partnership Income" means, with respect to each calendar year
                   ------------------
     of the Company, and for so long as the Company is a pass-through entity for U.S. federal income tax purposes, the taxable income the Company would have had if it were a corporation incorporated in the United States, excluding any Subpart F Income, reduced by the amount of taxable loss allocated to the Shareholders and the Management Shareholders for all prior calendar years (except to the extent that such taxable losses have been previously taken into account with respect to a prior calendar year).

                  "Permitted Transferee" means, in the case of any Shareholder,
                   --------------------
     (A) any controlled Affiliate (other than an individual) of such Shareholder, any Affiliate (other than an individual) which is under common control with such Shareholder or any Affiliate (other than an individual) which controls such Shareholder (which, in the case of Chase, shall include any investment fund managed by a controlled Affiliate of The Chase Manhattan Corporation), (B) any general or limited partner, director, officer or employee of such Shareholder or controlled Affiliate of such Shareholder, (C) the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the individuals referred to in clause (B), (D) for estate planning purposes, any trust, the beneficiaries of which include only (1) such Shareholder, (2) Permitted Transferees referred to in clauses (A), (B) and (C) and (3) spouses and lineal descendants of Permitted Transferees referred to in clause (B), (E) in the case of Chase, Dan Case and Todd Bakar, (F) any Transferee permitted by the Chase Regulatory Side Letter, and (G) a corporation, partnership, limited liability company or similar entity, a majority of the equity of which is owned and controlled by such Shareholder and/or Permitted Transferees referred to in clauses (A), (B), (C) and (D).

                  "Person" means any individual, corporation, limited liability
                   ------
     company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.

                  "Postponed Funding Date" has the meaning given that term in
                   ----------------------
     Section 2.3(a) of this Agreement.

                  "Preemptive Notice" has the meaning given that term in Section
                   -----------------
     4.2 of this Agreement.

                  "Preemptive Right Pro Rata Share" has the meaning given that
                   -------------------------------
     term in Section 4.1 of this Agreement.

                  "Preferred Offered Shares" has the meaning given that term in
                   ------------------------
     Section 2.3 (a) of this Agreement.

                  "Preferred Shares" means the preferred shares, par value
                   ----------------
     $0.0001 per share, of the Company.

                  "Private Placement Memorandum" means the confidential private
                   ----------------------------
     placement memorandum prepared by the Company to provide information in connection with the offering by the Company of Shares to the Management Shareholders.

                  "Proposed Sale" has the meaning given that term in Section
                   -------------
     2.4(a) of this Agreement.

                  "Proposed Transferee" has the meaning given that term in
                   -------------------
     Section 2.4(a) of this Agreement.

                  "Public Offering" means the sale of common equity or
                   ---------------
     equivalent securities to the public pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8 or any similar or successor form) filed under the Securities Act.

                  "Registrable Securities" means (i) any Ordinary Shares held by
                   ----------------------
     a Shareholder or any Permitted Transferees (including, without limitation, any such shares issued or issuable upon conversion of Non-Voting Ordinary Shares), (ii) any shares issued as (or issuable upon the conversion or exercise of any warrant, right, option or other convertible security which is issued as) a dividend, share split or other distribution, recapitalization or reclassification with respect to, or in exchange for, or in replacement of, such Ordinary Shares, and (iii) any shares or any security convertible into, or exchangeable or exercisable for, shares which may be issued or distributed in respect thereof by way of a share dividend, share split or other distribution, recapitalization or reclassification. For purposes of this Agreement, with respect to any Shareholder, any Registrable Securities held by such Shareholder will cease to be Registrable Securities when (A) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, (B) such Registrable Securities shall have been offered and sold pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act, (C) all Registrable Securities held by such Shareholder are eligible for transfer to the public pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act, without restriction as to manner of sale or amount sold, (D) such Registrable Securities are sold by a Person in a transaction in which rights under the provisions of this Agreement are not assigned in accordance with this Agreement or (E) such Registrable Securities cease to be outstanding.

                  "Registration Expenses" means any and all expenses incident to
                   ---------------------
     the performance by the Company of its obligations under Sections 3.1 and 3.2, including without limitation (i) all SEC, stock exchange, or National Association of Securities Dealers, Inc. (the "NASD") registration and
                                                   ----
     filing fees (including, if applicable, the fees and expenses of any "qualified independent underwriter," as such term is defined in Rule 2720 of the NASD, and of its counsel), (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange and all rating agency fees, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, (vii) the reasonable out-of-pocket expenses of not more than one law firm incurred by all the Shareholders and their Permitted Transferees in connection with any registration of Registrable Securities, and (viii) the costs and expenses of the Company relating to analyst and investor presentations or any "road show" undertaken in connection with any registration and/or marketing of the Registrable Securities; provided
                                                                      --------
         that nothing in this clause (viii) shall obligate the Company to engage or participate in any such presentations or road show.

                  "Registration Rights Holders" means, collectively the
                   ---------------------------
         Shareholders and their Permitted Transferees.

                  "Regulations" means the regulations promulgated under the
                   -----------
         Code.

                  "Remaining Offered Shares" has the meaning given that term in
                   -----------------------
         Section 2.3(a) of this Agreement.

                  "Required Funds" has the meaning given that term in Section
                   -------------
         2.3(a) of this Agreement.

                  "SEC" means the Securities and Exchange Commission.
                   ---

                  "Section 2.3 Ordinary Shares" has the meaning given that term
                   ---------------------------
         in Section 2.3(a) of this Agreement.

                  "Section 2.3 Notice" has the meaning given that term in
                   ------------------
         Section 2.3(a) of this Agreement.

                  "Section 2.3 Preferred Shares" has the meaning given that term
                   ----------------------------
         in Section 2.3(a) of this Agreement.

                  "Securities Act" means the Securities Act of 1933, as amended,
                   --------------
         and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

                  "Selling Holder" has the meaning given that term in Section
                   --------------
         2.3(a) of this Agreement.

                  "Share Equivalents" has the meaning given that term in Section
                   -----------------
         4.1 of this Agreement.

                  "Shares" means, with respect to any shareholder of the
                   ------
         Company, the Ordinary Shares, the Non-Voting Ordinary Shares and the Preferred Shares, whether now owned or hereafter acquired (including upon exercise of options, warrants, rights, including preemptive rights, or otherwise), held by such shareholder other than shares acquired in a Public Offering or in the public market after the initial Public Offering of the Company.

                  "Shortfall" has the meaning given that term in Section 2.3(a)
                   ---------
         of this Agreement.

                  "Silver Lake Designee" has the meaning given that term in
                   --------------------
         Section 5.1(a) of this Agreement.

                  "Stock Purchase Agreement" has the meaning given that term in
                   ------------------------
         the recitals to this Agreement.

                  "Subsequent Section 2.3 Notice" has the meaning given that
                   -----------------------------
         term in Section 2.3(a) of this Agreement.

                  "Subpart F Income" means, with respect to each calendar year
                   ----------------
         of the Company, (i) if the Company is a controlled foreign corporation for U.S. federal income tax purposes, the aggregate amount of the Company's "subpart F income" (within the meaning of section 952 of the Code which for purposes of this definition shall include income includable under section 951(a)(1)(B) of the Code) for such calendar year (and, to the extent such subpart F income would be attributed to the Shareholders and the Management Shareholders, the subpart F income of the Company's subsidiaries for such calendar year), and (ii) if the Company is a pass-through entity for U.S. federal income tax purposes, the amount of any "subpart F income" (within the meaning of section 952 of the code which for purposes of this definition shall include income includable under section 951(a)(1)(B) of the Code) of its subsidiaries that the Company would be required to include in its taxable income for such calendar year if it were a corporation incorporated in the United States.

                  "Tag-Along Notice" has the meaning given that term in Section
                   ----------------
         2.4(a) of this Agreement.

                  "Tagging Shareholder" has the meaning given that term in
                   -------------------
         Section 2.4(a) of this Agreement.

                  "Take-Along Buyer" has the meaning given that term in Section
                   ----------------
         2.6 of this Agreement.

                  "Take-Along Notice" has the meaning given that term in Section
                   -----------------
         2.6 of this Agreement.

                  "Take-Along Shareholders" has the meaning given that term in
                   -----------------------
         Section 2.6 of this Agreement.

                  "Target" has the meaning given that term in Section 5.2(b)(ii)
                   ------
         of this Agreement.

                  "10% Demand Party" has the meaning given that term in Section
                   ----------------
         3.2(a) of this Agreement.

                  "TPG Designee" has the meaning given that term in Section
                   ------------
         5.1(a) of this Agreement.

                  "Transfer" means, with respect to any Share (or direct or
                   --------
         indirect economic or other interest therein), a transfer, sale, assignment, pledge, hypothecation or other disposition, whether directly or indirectly (pursuant to the creation of a derivative security or otherwise), the grant of an option or other right or the imposition of a restriction on disposition or voting or by operation of law. When used as a verb, "Transfer" shall have the correlative meaning. In addition, "Transferred" and "Transferee" shall have the correlative meanings.

                  "20% Demand Party" has the meaning given that term in Section
                   ----------------
         3.2(a) of this Agreement.

                  "Vested Deferred Compensation" means, with respect to any
                   ----------------------------
         particular Designated Subsidiary on a particular date, the vested amount of Deferred Compensation on such date.

                  1.2.  Construction. The language used in this Agreement will
                        ------------
be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires: (a) "or" is disjunctive but not
                                            --
exclusive, (b) words in the singular include the plural, and in the plural include the singular, and (c) the words "hereof", "herein" and "hereunder" and
                                         ------    ------       ---------
words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Exhibit references are to this Agreement unless otherwise specified.

ARTICLE II.     TRANSFERS; CERTAIN DISTRIBUTIONS

                  2.1.  Limitations on Transfer. (a) Unless Silver Lake and TPG
                        -----------------------
both consent, no Shareholder may Transfer any Shares prior to the earlier of (i) the third anniversary of the Closing Date and (ii) the date 180 days following the consummation of the initial Public Offering by the Company (the "Initial
                                                                     -------
Share Holding Period") (other than to the Company or in accordance with Section
--------------------
2.2 hereof). After the Initial Share Holding Period, Shareholders may Transfer Shares only in accordance with, and subject to the applicable provisions of, both Article

II and Article III hereof. Notwithstanding anything in this Agreement to the contrary, without the prior written consent of Silver Lake and TPG, no Shareholder may Transfer all or a portion of its Shares or take any other action if such action would create a material risk of the Company becoming a "publicly traded partnership," within the meaning of Section 7704 of the Code and the regulations promulgated thereunder.

                  (a) In the event of any purported Transfer by a Shareholder of any Shares in violation of the provisions of this Agreement, such purported Transfer will be void and of no effect, and the Company will not give effect to such Transfer.

                  (b) Each certificate representing Shares held by a Shareholder will bear a legend on the face thereof substantially to the following effect (with such additions thereto or changes therein as the Company may be advised by counsel are required by law or necessary to give full effect to this Agreement, the "Legend"):
                        ------

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE SHAREHOLDERS AGREEMENT AMONG NEW SAC AND THE OTHER SHAREHOLDERS PARTY THERETO, DATED AS OF NOVEMBER 22, 2000, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS THEREOF, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF NEW SAC. THE SHAREHOLDERS AGREEMENT CONTAINS, AMONG OTHER THINGS, CERTAIN PROVISIONS RELATING TO THE VOTING AND TRANSFER OF THE SHARES SUBJECT TO THE AGREEMENT. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, DIRECTLY OR INDIRECTLY, MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH SHAREHOLDERS AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH SHAREHOLDERS AGREEMENT."

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

The Legend will be removed by the Company, with respect to any certificate representing Shares, by the delivery of substitute certificates without such Legend in the event of a Transfer permitted by this Agreement and in which the Transferee is not required to enter into an Assumption Agreement pursuant to
Section 2.5; provided, however, that the second paragraph of the Legend will
             --------  -------
only be removed if at such time it is no longer required for purposes of applicable securities laws.

                2.2.    Transfer to Permitted Transferees. (a) Any Shareholder
                        ---------------------------------
may Transfer any or all of the Shares held by it to any Permitted Transferee of such Shareholder who duly executes and delivers an Assumption Agreement, provided that such Transfer shall not
                                      --------
be effective unless and until the Company shall have been furnished with information reasonably satisfactory to it demonstrating that such Transfer is exempt from or not subject to the provisions of Section 5 of the Securities Act and any other applicable securities laws.

                  (b) Each Permitted Transferee of any Shareholder to which Shares are transferred shall, and such Shareholder shall cause such Permitted Transferee to, transfer back to such Shareholder (or to another Permitted Transferee of such Shareholder) any Shares it owns prior to such Permitted Transferee ceasing to be a Permitted Transferee of such Shareholder; provided,
                                                                     --------
however, that this Section 2.2(b) shall not apply to any Transfer described in
-------
clause (E) or (F) of the definition of Permitted Transferee.

                  (c) This Section 2.2 shall not apply to the grant by Chase of a participation interest to one or more other investment funds managed by a controlled Affiliate of The Chase Manhattan Corporation without change in record ownership.

                2.3.    Right of First Offer. (a) If at any time following the
                        --------------------
Initial Share Holding Period any Shareholder desires to Transfer all or any portion of the Shares held by such Shareholder (other than to the Company or a Permitted Transferee, pursuant to the exercise of rights set forth in Section
2.4 and Section 2.6 or Article III or in compliance with Rule 144 (or similar successor provision) under the Securities Act), such Shareholder (a "Selling
                                                                     -------
Holder") shall deliver to each other Shareholder (each, a "Non-Selling Holder")
------                                                     ------------------
a written notice (the "First Offer Notice"), which shall set forth the number of
                       ------------------
Ordinary Shares (including for these purposes Non-Voting Ordinary Shares) (the "Ordinary Offered Shares") and/or Preferred Shares (the "Preferred Offered
 -----------------------                                 -----------------
Shares") proposed to be Transferred and the terms (including the cash purchase
------
price per share) on which the Selling Holder irrevocably offers to Transfer such Shares to the Non-Selling Holders. Each Non-Selling Holder shall have 30 days from the date the First Offer Notice is received to determine whether to purchase any of the Ordinary Offered Shares and/or Preferred Offered Shares for the purchase price and upon substantially the terms specified in the First Offer Notice by giving written notice to the Selling Holder (a "Section 2.3 Notice")
                                                          ------------------
and stating therein the number of Ordinary Offered Shares that such Non-Selling Holder wishes to purchase ("Section 2.3 Ordinary Shares") and/or the number of
                            ---------------------------
Preferred Offered Shares that such Non-Selling Holder wishes to purchase ("Section 2.3 Preferred Shares"). If a Non-Selling Holder shall not have
  ----------------------------
delivered a Section 2.3 Notice in accordance with this Section 2.3(a), then such Non-Selling Holder will be deemed to have elected not to exercise the right of first offer specified in the First Offer Notice.

                  In the case of a proposed sale of Ordinary Shares (including for these purposes Non-Voting Ordinary Shares) or Preferred Shares, if the aggregate number of Section 2.3 Ordinary Shares or Section 2.3 Preferred Shares exceeds the number of Offered Shares of such class, then the number of Offered Shares of such class that each Non-Selling Holder who delivers a Section 2.3 Notice shall have the right to purchase shall be equal to the lesser of (x) the number of Section 2.3 Shares of such class, if any, specified in such Non-Selling Holder's Section 2.3 Notice and (y) the number of Offered Shares of such class equal to such Non-Selling Holder's Aggregate Pro Rata Portion of the Offered Shares of such class. If one or more of the Non-Selling Holders who have delivered a Section 2.3 Notice does not purchase all of its or their Aggregate Pro Rata Portion of the Offered Shares of such class, then the remaining Non-Selling

Holders who have delivered a Section 2.3 Notice with respect to such Offered Shares, and who, based on a subsequent notice (a "Subsequent Section 2.3
                                                  ----------------------
Notice") to the Selling Holder, still desire to purchase the remaining Offered
------
Shares (the "Remaining Offered Shares"), shall have the right to purchase their
             -----------------------
respective Aggregate Pro Rata Portions of such Remaining Offered Shares of such class until all the Offered Shares of such class are allocated for purchase among the Non-Selling Holders who have delivered a Section 2.3 Notice. If the aggregate number of Section 2.3 Shares of all Non-Selling Holders of that class of Shares is less than the total number of Offered Shares of such class, then the Selling Holder shall not be obligated, but shall be permitted, to sell to Non-Selling Holders and shall instead have the right (subject to complying with Section 2.4) to proceed with the Transfer of all the Offered Shares of such class in accordance with Section 2.3(b).

                  If the Non-Selling Holders, collectively, shall have agreed to purchase all the Offered Shares of such class (or the Selling Holder shall have elected to proceed with the Transfer to the Non-Selling Holders of the number of Offered Shares of such class as to which it has received offers to purchase from the Non-Selling Holders), each Non-Selling Holder shall consummate its purchase by delivering, against receipt of certificates or other instruments representing the Shares being purchased, appropriately endorsed by the Selling Holder, the aggregate purchase price to be paid by it (the "Required Funds") via wire
                                                --------------
transfer of immediately available funds to an account specified by the Selling Holder not less than two Business Days before the closing date (the "Funding
                                                                     -------
Date"). The Funding Date will be the later of (i) 30 days after the date of
----
receipt of the Section 2.3 Notice by the Selling Holder and (ii) five Business Days after receipt of all governmental consents and approvals, and the expiration of all waiting periods applicable to the Transfer. The Selling Holder shall give participating Non-Selling Holders at least five Business Days written notice of the Funding Date and shall give participating Non-Selling Holders at least ten Business Days notice of the amount of Required Funds for such Non-Selling Holder, which notice may be delivered at any time after receipt of the applicable Section 2.3 Notice.

                  If any Non-Selling Holder who has offered to purchase Offered Shares (the "Defaulting Non-Selling Holder") fails to transfer, as required by
             -----------------------------
this Section 2.3, the Required Funds by the Funding Date, then the Funding Date shall be postponed and the Selling Holder shall give written notice to the effect set forth in the next sentence to all Non-Selling Holders (if any) who transferred the Required Funds (the "Non-Defaulting Non-Selling Holders"). Such
                                     ----------------------------------
notice (the "Default Notice") shall state the aggregate amount of Required Funds
             --------------
which Defaulting Non-Selling Holders have failed to provide (such aggregate amount, the "Shortfall"), the aggregate number of Offered Shares related to such
             ---------
Shortfall and the date (pursuant to the next sentence) by which the Non-Defaulting Non-Selling Holders may, at the sole option of each of them, offer to purchase the Offered Shares related to the Shortfall. Each Non-Defaulting Non-Selling Holder shall have the right to commit to purchase up to the entire number of Offered Shares within five Business Days of the receipt of the Default Notice. Such commitment shall be effected by the delivery to the Selling Holder of a written notice (a "Commitment Notice") to that effect. If,
                                       -----------------
after giving effect to all such Commitment Notices and the aggregate amount of Required Funds already received, more than 100% of the Offered Shares would be subject to purchase, then the number of shares offered to be purchased in such Commitment Notices by each Non-Defaulting Non-Selling Holder shall be reduced pro rata by the same method applied in the second paragraph of this Section
--------
2.3(a) so that 100% of the Offered Shares (or such lower
percentage thereof as the Selling Holder has agreed to sell) are subject to purchase, and the Selling Holder shall sell such shares as provided below. The Selling Holder shall then give written notice to each Non-Defaulting Non-Selling Holder of the number of Offered Shares, if any, related to the Shortfall that it shall purchase from such Non-Defaulting Non-Selling Holder after giving effect to the foregoing, and such Non-Defaulting Non-Selling Holders shall have ten Business Days (the tenth such Business Day, the "Postponed Funding Date")
                                                 ----------------------
following receipt of such notice to provide the additional Required Funds in the same manner as set forth above. On the Postponed Funding Date, the Selling Holder shall sell the Offered Shares as to which Commitment Notices have been delivered to the Non-Defaulting Non-Selling Holders in the same manner as set forth above.

                  The right of first offer granted to the Non-Selling Holders hereunder shall terminate if unexercised within 30 days after receipt of the First Offer Notice. The election of a Non-Selling Holder to purchase Offered Shares by delivering a Section 2.3 Notice or a Subsequent Section 2.3 Notice shall constitute a binding obligation to purchase the portion of Offered Shares allocated to such Non-Selling Holder. Nothing herein shall limit the rights of any party hereto to seek damages against any Defaulting Non-Selling Holder incurred in connection with any failure to purchase such Offered Shares as provided herein. Furthermore, any Defaulting Non-Selling Holder shall not be entitled to elect to participate in the next bona fide Transfer proposed by any Selling Holder following any such default.

                  (b) If the Selling Holder shall be permitted to proceed with the proposed Transfer of the Offered Shares (other than to Non-Selling Holders), the Selling Holder shall have 90 days to consummate such proposed Transfer, subject to the following sentence and at a price not less than 105% of the purchase price per share set forth in the First Offer Notice and on other terms not materially less favorable to the Selling Holder than those terms set forth in the First Offer Notice, before the provisions of this Section 2.3 shall again be in effect with respect to such shares. Any such proposed Transfer shall be made only to a Person with the written consent of a majority of the members of the Board, excluding those Directors who are Affiliates of the Shareholder engaging in such proposed Transfer, which consent shall not be unreasonably withheld.

                  2.4.  Tag-Along Rights. (a) In the case of a proposed sale of
                        ----------------
Shares (including any sale prior to the expiration of the Initial Share Holding Period), so long as this Agreement remains in effect, with respect to any proposed Transfer (other than (i) pursuant to Section 2.2, (ii) to one or more Non-Selling Holders pursuant to Section 2.3, (iii) pursuant to the exercise of rights set forth in Section 2.6 and (iv) following the initial Public Offering by the Company pursuant to the exercise of rights set forth in Article III or in a bona fide sale to the public pursuant to Rule 144 under the Securities Act) (a "Proposed Sale"), by any Selling Holder, each Shareholder (including, to the
 -------------
extent permitted under Section 2.3 of the Management Shareholders Agreement, Management Shareholders) who exercises its rights under this Section 2.4(a) (a "Tagging Shareholder") shall have the right to require the proposed Transferee
 -------------------
(a "Proposed Transferee") to purchase from such Tagging Shareholder up to the
    -------------------
number of Shares of the same class proposed to be Transferred equal to the product (rounded up to the nearest whole Share) of (i) the quotient determined by dividing (A) the aggregate number of Shares of such class owned by such Tagging Shareholder by (B) the aggregate number of Shares of such class owned by the Selling Holder and all Tagging Shareholders and others with tag-along rights and (ii) the total number of Shares of such class proposed to be directly or indirectly Transferred to the Proposed Transferee in the Proposed Sale, at the same price per Share and upon the same terms and conditions (including, without limitation, time of payment and form of consideration) as to be paid and given to the Selling Holder; provided that in order to be entitled to exercise its
                       --------
right to sell Shares to the Proposed Transferee pursuant to this Section 2.4, each Tagging Shareholder must agree to make to the Proposed Transferee the same representations, warranties, covenants, indemnities and agreements as the Selling Holder agrees to make in connection with the Proposed Sale and agree to the same conditions to the Proposed Sale as the Selling Holder agrees (except that, in the case of representations, warranties, conditions, covenants, indemnities and agreements pertaining specifically to the Selling Holder, each Tagging Shareholder shall make comparable representations, warranties, covenants, indemnities and agreements and shall agree to comparable conditions, in each case to the extent applicable and pertaining specifically to itself and only to itself); provided that all representations, warranties, covenants,
                 --------
indemnities and agreements (other than those referred to in the immediately preceding exception) shall be made by the Selling Holder and each Tagging Shareholder severally and not jointly and that any liability to the Selling Holder and the Tagging Shareholders thereunder shall be borne by each of them on a pro rata basis determined according to the number of Shares sold by each of them. Each Tagging Shareholder will be responsible for its proportionate share of the costs of the Proposed Sale to the extent not paid or reimbursed by the Proposed Transferee or the Company.

                  (a) The Selling Holder will give notice to each Tagging Shareholder of each Proposed Sale not later than ten days after the execution of the definitive agreement relating to the Proposed Sale, setting forth the number of Shares proposed to be so Transferred, the name and address of the Proposed Transferee, the proposed amount and form of consideration (and if such consideration consists in part or in whole of property other than cash, the Selling Holder will provide such information, to the extent reasonably available to the Selling Holder, relating to such non-cash consideration as the Tagging Shareholders together may reasonably request in order to evaluate such non-cash consideration) and other terms and conditions of payment offered by the Proposed Transferee. The Selling Holder will deliver or cause to be delivered to each Tagging Shareholder copies of all transaction documents relating to the Proposed Sale as the same become available. The tag-along rights provided by this Section
2.4 must be exercised by the Tagging Shareholders within ten Business Days following receipt of the notice required by the preceding sentence by delivery of a written notice to the Selling Holder indicating its desire to exercise its rights and specifying the number of Shares it desires to sell.

                  (b)   If any Tagging Shareholder exercises its rights under
Section 2.4(a), the closing of the purchase of the Shares with respect to which such rights have been exercised will take place concurrently with the closing of the sale of the Selling Holder's Shares to the Proposed Transferee.

                  (c) Each Shareholder agrees that the Management Shareholders shall, in accordance with the Management Shareholders Agreement, have the right to participate as Tagging Shareholders in connection with any Transfer by such Shareholder subject to this Section 2.4; provided that Shares owned by any Management Shareholder who so participates shall not be deemed to be owned by such Management Shareholder for purposes hereof unless such Shares are not subject to a Restricted Share Agreement (as defined in the Management Shareholders Agreement) or such Management Shareholder's interest with respect to such

Shares has fully vested as of the date of the closing of the applicable Proposed Sale, in accordance with the applicable Restricted Share Agreement.

          2.5. Rights and Obligations of Transferees. Any Transferee of Shares
               -------------------------------------
(other than Transferees who acquire Shares pursuant to the exercise of rights set forth in Section 2.6 or Article III or, following the initial Public Offering by the Company, in a bona fide sale to the public pursuant to Rule 144 under the Securities Act) will be required, at the time of and as a condition to such Transfer, to become a party to this Agreement by executing and delivering an Assumption Agreement and, upon executing and delivering an Assumption Agreement, will be treated as a Shareholder for all purposes hereof; provided,
                                                                     --------
however, that no such Transferee will acquire any rights (but will be subject to
-------
the obligations) under Article V unless (i) it acquires all of the Shares held by either Silver Lake and its Permitted Transferees, TPG and its Permitted Transferees or August and its Permitted Transferees, as the case may be, and
(ii) Silver Lake shall have consented, in its sole discretion, to the giving of such rights to such Proposed Transferee.

          2.6. Take-Along Rights. In the case of a proposed sale of Shares
               -----------------
(other than pursuant to Section 2.2), if, at any time after the Initial Share Holding Period, any Shareholder or Shareholders holding, in the aggregate, at least a majority of the aggregate outstanding Ordinary Shares and Non-Voting Ordinary Shares (such Shareholder or Shareholders, the "Majority Shareholders")
                                                        ---------------------
receive an offer from a third party (a "Take-Along Buyer") to purchase or
                                        ----------------
otherwise acquire at least a majority of the aggregate outstanding Ordinary Shares and Non-Voting Ordinary Shares, the Company shall, at the request of such Majority Shareholders and subject to approval by the Board (in accordance with
Article V), deliver written notice (a "Take-Along Notice") to each other
                                       -----------------
Shareholder (the "Take-Along Shareholders"), stating that such Majority
                  -----------------------
Shareholders wish to exercise their rights under this Section 2.6 with respect to such Transfer, setting forth the name and address of the Take-Along Buyer, the proposed amount and form of consideration and transaction (and if such consideration consists in part or in whole of property other than cash, the Majority Shareholders will provide such information, to the extent reasonably available to the Majority Shareholders, relating to such non-cash consideration as the Take-Along Shareholders together may reasonably request in order to evaluate such non-cash consideration) and other terms and conditions offered by the Take-Along Buyer, including the number of Ordinary Shares and any Preferred Shares proposed to be Transferred. Upon delivery of a Take-Along Notice, each Take-Along Shareholder shall be required to Transfer that percentage of its Preferred Shares and that percentage of its Ordinary Shares (including for these purposes Non-Voting Ordinary Shares) equal to the percentage of the Preferred Shares and/or Ordinary Shares (including for these purposes Non-Voting Ordinary Shares) (as the case may be) held by the Majority Shareholders being transferred at the same price per Preferred Share and/or Ordinary Share (including for these purposes Non-Voting Ordinary Shares) (as the case may be) and upon the terms, conditions, and provisions, if any, of the offer so accepted by the Majority Shareholders, including making the same representations, warranties, covenants, indemnities and agreements that the Majority Shareholders agree to make (except that, in the case of representations, warranties, conditions, covenants, indemnities and agreements pertaining specifically to the Majority Shareholders, each Shareholder shall make the comparable representations, warranties, covenants, indemnities and agreements and shall agree to comparable conditions, in each case to the extent applicable and pertaining specifically to itself and only to itself); provided that all representations, warranties, covenants,
                 --------
indemnities and
agreements (other than those referred to in the immediately preceding exception) shall be made by each Majority Shareholder and each Take-Along Shareholder severally and not jointly and that any liability of the Majority Shareholders and the Take-Along Shareholders thereunder shall be borne by each of them on a pro rata basis determined according to the number of Ordinary Shares (including for these purposes Non-Voting Ordinary Shares) sold by each of them. In the event that any such Transfer is structured as a merger, consolidation or similar business combination, each Take-Along Shareholder agrees to vote in favor of the transaction and take all action to waive any dissenters, appraisal or other similar rights.

          2.7. Distributions Upon Initial Public Offering of Designated
               --------------------------------------------------------
Subsidiaries. If, prior to the termination of this Agreement, an initial Public
------------
Offering of a Designated Subsidiary is consummated, then, subject to applicable law or legal order and any contractual restriction or prohibition, at any time after 190 days following the date of the consummation of such initial Public Offering of a Designated Subsidiary other than the Iolon Designated Subsidiary and, in the case of the Iolon Designated Subsidiary, at any time following the date of the consummation of such initial Public Offering, and in each case upon the unanimous written request of either the Silver Lake Designees, the TPG Designees, or both, the Company shall distribute to the Shareholders, in respect of the outstanding shares of the Company in accordance with the articles of association of the Company, shares of such Designated Subsidiary held by the Company (excluding shares which the Board may determine to withhold from distribution for possible allocation to employees of such Designated Subsidiary in connection with employee benefit plans); provided that the aggregate number
                                            --------
of such shares required to be so distributed by the Company to the Shareholders pursuant to this Section 2.7 shall not exceed (unless otherwise determined by Silver Lake and TPG) (i) the total number of shares of such Designated Subsidiary held by the Company multiplied by (ii) the quotient obtained by dividing (a) the aggregate amount of Vested Deferred Compensation of the Company and each of its subsidiaries by (b) the aggregate amount of Deferred Compensation of the Company and each of its Subsidiaries. In connection with such distribution (other than a distribution of the Iolon Designated Subsidiary), each Shareholder shall enter into a shareholders agreement with the Company and each other Shareholder having substantially identical terms and conditions as this Agreement (subject to necessary conforming changes and appropriate modifications to Section 6.1 hereof), provided that all references
                                                  --------
in this Agreement to the Company shall be changed in such additional shareholders agreement to references to such Designated Subsidiary and references therein to Designated Subsidiaries, Preferred Shares and Non-Voting Ordinary Shares shall be omitted, and provided, further, that if on the date of
                                      --------  -------
such distribution at least 50% of the number of issued and outstanding shares of such Designated Subsidiary have been publicly distributed or sold, or are being actively traded on a national securities exchange or interdealer quotation system, then only the provisions contained in Article III of this Agreement shall be included in such additional shareholders agreement, and such provisions shall survive until such time as all Registrable Securities under such additional shareholders agreement held by the Shareholders cease to be Registrable Securities. For purposes of clarification, no shareholders agreement shall be entered into in connection with the distribution of the Iolon Designated Subsidiary. From and after such time (if any) as Registration Rights Holders referred to in clause (x) of Section 3.2(a) have the right to demand the registration of Registrable Securities pursuant to Section 3.2(a) pursuant to
Section 3.2(a)(ii), such Registration Rights Holders shall also have the right to require the Company to effect the registration of the ordinary shares of

Seagate Technology Holdings, and upon exercise of such right, the provisions of this Section 2.7 shall apply to such shares.

          2.8. Call Rights. The Shareholders shall have the rights given to them
               -----------
in Article III of the Management Shareholders Agreement.

ARTICLE III.   REGISTRATION RIGHTS

          3.1. Piggyback Rights. (a) If the Company at any time following the
               ----------------
initial Public Offering by the Company proposes to register Ordinary Shares under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account (including pursuant to Section 3.3), it will, at each such time, give prompt written notice to the Registration Rights Holders of its intention to do so and of the Registration Rights Holders' rights under this
Section 3.1. Upon the written request of any Registration Rights Holder made within 14 days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Registration Rights Holder), the Company will use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Registration Rights Holders have so requested to be registered; provided that (i) if, at any time after giving written notice of its intention
--------
to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company or any other holder of securities that initiated such registration (an "Initiating Holder")
                                                           -----------------
shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company or such Initiating Holder may, at its election, give written notice of such determination to the Registration Rights Holders and, thereupon, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith), and (ii) if such registration involves an underwritten offering, the Registration Rights Holders of Registrable Securities requesting to be included in the registration must sell their Registrable Securities to the underwriters selected by the Company or the Initiating Holders, as the case may be, on the same terms and conditions as apply to the Company or the Initiating Holders, as the case may be, with, in the case of a combined primary and secondary offering, such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section 3.1(a) involves an underwritten public offering, any Registration Rights Holder requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register all or any portion of such securities in connection with such registration. Nothing in this Section 3.1(a) shall operate to limit the right of a Registration Rights Holder to (i) request the registration of Registrable Securities that consist of Ordinary Shares issuable upon conversion, exercise or exchange of convertible, exercisable or exchangeable securities, as applicable, held by such Registration Rights Holder (including Non-Voting Ordinary Shares) notwithstanding the fact that at the time of request such Registration Rights Holder holds only such securities and not the underlying Ordinary Shares or (ii) request the registration at one time of Registrable Securities that consist of both Ordinary Shares and securities convertible into or exercisable or exchangeable for Ordinary Shares.

          (a) The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.1.

          (b) If a registration pursuant to this Section 3.1 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of Registrable Securities and other securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be reasonably likely to have an adverse effect on the price, timing or distribution of the securities offered in such offering, then the Company will include in such registration (i) first, 100% of the securities, if any, the Company proposes to sell for its own account, provided that the registration of Ordinary Shares contemplated by this
         --------
Section 3.1 was initiated by the Company with respect to shares intended to be registered for sale for its own account and (ii) second, such number of Registrable Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, which number of Registrable Securities shall be allocated pro rata among all such requesting holders of Registrable Securities, based on the relative number of Registrable Securities then held by each such requesting holder of Registrable Securities. In the event that (i) the Company did not initiate the registration of securities intended to be registered for sale for its own account and (ii) the number of Registrable Securities and Ordinary Shares of other holders entitled to registration rights with respect to such Ordinary Shares, in each case requested to be included in such registration, is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities it proposes to sell up to the number of securities that, in the opinion of the underwriter, can be sold.

          3.2. Demand Registration. (a) At any time after the earlier of (i) the
               -------------------
180th day following the initial Public Offering by the Company and (ii) the fourth anniversary of the Closing Date (so long as such fourth anniversary is not within 180 days of the initial Public Offering by the Company), upon the written request of (x) any Registration Rights Holder or Registration Rights Holders holding, in the aggregate, the equivalent of at least 20% of the aggregate outstanding Ordinary Shares and Non-Voting Ordinary Shares held by Shareholders (the Registration Rights Holder or Registration Rights Holders making such request, a "20% Demand Party") or (y) any single Registration Rights
                        ----------------
Holder holding the equivalent of at least 10% of the aggregate outstanding Ordinary Shares and Non-Voting Ordinary Shares held by Shareholders (such Registration Rights Holder making such request, a "10% Demand Party") requesting
                                                   ----------------
that the Company effect the registration under the Securities Act of all or part of such Demand Party's Registrable Securities and specifying the amount and intended method of disposition thereof, the Company will promptly give written notice of such requested registration to the other holders of Registrable Securities and other holders of securities entitled to notice of such registration and thereupon will, as expeditiously as possible, file a registration statement to effect the registration under the Securities Act of:

               (i) such Registrable Securities which the Company has been so requested to register by the Registration Rights Holders; and

               (ii) the Registrable Securities of other holders which the Company has been requested to register by written request given to the Company within 15 days after the giving of such written notice by the Company (which request shall specify the amount and intended method of disposition of such securities);

all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities and such other securities so to be registered; provided that the Company shall not be
                                      --------
required to effect the registration of Registrable Securities (i) at the request of a 20% Demand Party under this Section 3.2(a) on more than three occasions, and (ii) at the request of a 10% Demand Party under this Section 3.2(a) on more than one occasion with respect to each such 10% Demand Party; provided, that the
                                                              --------
Company shall not be obligated to file a registration statement relating to any registration request under this Section 3.2(a):

                  (x) within a period of 180 days (or such lesser period as the managing underwriters in an underwritten offering may permit) after the effective date of any other registration statement relating to any registration request under this Section 3.2(a) or relating to any registration effected under Section 3.1;

                  (y) if with respect thereto the managing underwriter, the SEC, the Securities Act, or the form on which the registration statement is to be filed, would require the conduct of an audit other than the regular audit conducted by the Company at the end of its fiscal year, in which case the filing may be delayed until the completion of such audit (and the Company shall, upon request of the 20% Demand Party or 10% Demand Party, as the case may be, use its reasonable best efforts to cause such audit to be completed expeditiously and without unreasonable delay); or

                  (z) if the Company is in possession of material non-public information and the Board determines in good faith that disclosure of such information would not be in the best interests of the Company and its shareholders, in which case the filing of the registration statement may be delayed until the earlier of the second Business Day after such conditions shall have ceased to exist and the 90th day after receipt by the Company of the written request from the 20% Demand Party or 10% Demand Party, as the case may be, to register Registrable Securities under this Section 3.2(a).

Nothing in this Section 3.2(a) shall operate to limit the right of a Registration Rights Holder to (i) request the registration of Registrable Securities that consist of Ordinary Shares issuable upon conversion, exercise or exchange of convertible, exercisable or exchangeable securities, as applicable, held by such Registration Rights Holder (including Non-Voting Ordinary Shares) notwithstanding the fact that at the time of request such Registration Rights Holder holds only such securities and not the underlying Ordinary Shares or (ii) request the registration at one time of Registrable Securities that consist of both Ordinary Shares and securities convertible into or exercisable or exchangeable for Ordinary Shares (including Non-Voting Ordinary Shares).

                  (b) The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.2.

                  (c) A registration requested pursuant to this Article III will not be deemed to have been effected unless it has become effective; provided
                                                                    --------
that, if, within 180 days after it has
become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, then such registration will be deemed not to have been effected.

                  (d) If a requested registration pursuant to this Section 3.2 involves an underwritten offering and regardless of whether the Company is registering any securities therein, the Board shall have the right to select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter.

                  (e) If a requested registration pursuant to this Section 3.2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be reasonably likely to have an adverse effect on the price, timing or distribution of the securities offered in such offering, then the Company will include in such registration such number of Registrable Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, which number shall be allocated pro rata among all such requesting holders of Registrable Securities based on the relative number of Registrable Securities then held by each such requesting holder of Registrable Securities. In the event that the number of Registrable Securities and Ordinary Shares of other holders, in each case entitled to registration rights with respect to such Ordinary Shares requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration securities it proposes to sell for its own account up to the number of securities that, in the opinion of the underwriter, can be sold.

                  3.3. Form S-3 Registration. If the Company receives from one
                       ---------------------
or more Registration Rights Holders a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Registration Rights Holder or Registration Rights Holders, the Company will:

                  (a) promptly give notice of the proposed registration, and any related qualification or compliance, to the other Registration Rights Holders who hold Registrable Securities; and

                  (b) as expeditiously as possible, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registration Rights Holder's or Registration Rights Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Registration Rights Holder or Registration Rights Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be
                         --------  -------
obligated to effect any such registration, qualification or compliance pursuant to this Section 3.3:

                       (i) if Form S-3 (or any successor form) is not available for such offering by the Registration Rights Holders; or

               (ii) if the Registration Rights Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000; or

               (iii) if the Company shall furnish to the Registration Rights Holders a certificate signed by the chairman of the Board stating that in the good faith judgment of the Board, it would not be in the best interests of the Company for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Registration Rights Holder or Registration Rights Holders under this
         Section 3.3; provided, that such right to delay a request shall be
                      --------
         exercised by the Company not more than once in any twelve (12) month period; or

               (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Registration Rights Holders pursuant to this Section 3.3; or

               (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

          (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as expeditiously as possible after receipt of the request or requests of the Registration Rights Holders. Registrations effected pursuant to this Section 3.3 shall not be counted as demands for registration or registrations effected pursuant to Section 3.2.

          The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.3.

          3.4. Registration Procedures. If and whenever the Company is required
               -----------------------
to file a registration statement with respect to, or to use its reasonable best efforts to effect or cause the registration of, any Registrable Securities under the Securities Act as provided in this Agreement the Company will as expeditiously as possible:

          (a) prepare and, in any event within 120 days after the end of the period within which a request for registration may be given to the Company pursuant to Section 3.2, file with the SEC a registration statement on an appropriate form with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of
--------  -------
securities as to which it is the Initiating Party at any time prior to the effective date of the registration statement relating thereto (and, in such event, the Company shall pay the Registration Expenses incurred in connection therewith); provided, further, that not less than five (5) Business Days before
            --------  -------
filing a
registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to counsel for the sellers of Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review and input of such counsel;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 270 days and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that not less than five (5) Business Days
                             --------
before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to counsel for the sellers of Registrable Securities covered by such registration statement copies of all documents proposed to be filed, which documents will be subject to the review and input of such counsel;

          (c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

          (d) use its reasonable efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this subsection (d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

          (e) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (f) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 3.3(b), of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;

          (h) (i) if such Registrable Securities are Ordinary Shares (including Ordinary Shares issuable upon conversion, exchange or exercise of another security), use its reasonable best efforts to list such Registrable Securities on any securities exchange on which the Ordinary Shares are then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; (ii) if such Registrable Securities are convertible, exchangeable or exercisable into Ordinary Shares, upon the reasonable request of sellers of a majority of such Registrable Securities, use its reasonable best efforts to list such securities and, if requested, the Ordinary Shares underlying such securities, notwithstanding that at the time of request such sellers hold only such securities, on any securities exchange so requested, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; and (iii) use its reasonable efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

          (i) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to, or in substitution for the indemnification provisions hereof, and take such other actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (j) obtain a "cold comfort" letter or letters from the Company's independent public accounts in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of shares of such Registrable Securities shall reasonably request;

          (k) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (l) notify counsel for the holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed, (ii) of the receipt of any comments from the SEC, (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

          (m) use its reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

          (n) if requested by the managing underwriter or agent or any holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

          (o) cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or the Registration Rights Holders that sellers may request;

          (p) obtain for delivery to the holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such holders, underwriters or agents and their counsel; and

          (q) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

          3.5. Other Registration-Related Matters. (a) The Company may require
               -----------------------------------
any Person that is selling Ordinary Shares in a Public Offering pursuant to Sections 3.1, 3.2 or 3.3 to furnish to the Company in writing such information regarding such Person and pertinent to the disclosure requirements relating to the registration and the distribution of the Registrable Securities which are included in such Public Offering as the Company may from time to time reasonably request in writing.

          (a) Each Registration Rights Holder agrees, severally and not jointly, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.4(f), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until its receipt of the copies of the amended or supplemented prospectus contemplated by Section 3.4(f) and, if so directed by the Company, each Registration Rights Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in their possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 3.4(f) to and including the date when each seller of Registrable Securities covered by such registration statement has received the copies of the supplemented or amended prospectus contemplated by Section 3.4(f).

          (b) Each holder of Registrable Securities will, in connection with an underwritten Public Offering of the Company's securities, upon the request of the Company or of the underwriters managing any underwritten offering of the Company's securities, agree in writing not to effect any sale, disposition or distribution of Registrable Securities (other than those included in the Public Offering) without the prior written consent of the managing underwriter for such period of time commencing 7 days before and ending 180 days (or such earlier date as the managing underwriter shall agree) after the effective date of such registration. No Shareholder shall be released from such lock-up period unless all of the Shareholders are so released.

          3.6. Indemnification. (a) In the event of any registration of any
               ---------------
securities of the Company under the Securities Act pursuant to Section 3.1, 3.2 or 3.3, the Company hereby indemnifies and agrees to hold harmless, to the extent permitted by law, the sellers of any Registrable Securities covered by such registration statement (each a "Holder"), each Affiliate of such Holder and
                                     ------
their respective directors and officers, members or general and limited partners (and the directors, officers, employees, affiliates and controlling Persons of any of the foregoing), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all
                                   -------------------
losses, claims, damages or liabilities, joint or several, and expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances when they were made, and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that
                                                                 --------
the Company will not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party expressly for use in the preparation thereof. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and will survive the Transfer of such securities by such Holder.

          (a) The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with
Section 3.1, 3.2 or 3.3 that the Company shall have received an undertaking reasonably satisfactory to it from the Holder of such Registrable Securities or any prospective underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.6(a)) the Company, all other Holders or any prospective underwriter, as the case may be, and any of their respective Affiliates, directors, officers and controlling Persons, with respect to any untrue statement in or omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or omission was made in reliance upon and in conformity with written information with respect to such Holder or underwriter furnished to the Company by such Holder or underwriter expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective affiliates, directors, officers or controlling Persons and will survive the Transfer of such securities by such Holder. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (b) Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 3.6, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of the Indemnified Party to give notice
             --------
as provided herein will not relieve the indemnifying party of its obligations under Section 3.6(a) or 3.6(b), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such

Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such Indemnified Party's reasonable judgment, having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such Indemnified Party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such Indemnified Party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties (and not more than one separate firm of local counsel at any time for all such Indemnified Parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

          (c) If the indemnification provided for hereunder from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 3.6(d) as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (d) Indemnification similar to that specified in this Section 3.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any law or with any governmental entity other than as required by the Securities Act.

          (e) The obligations of the parties under this Section 3.6 will be in addition to any liability which any party may otherwise have to any other party.

ARTICLE IV.  PREEMPTIVE RIGHTS

          4.1. Preemptive Right. Each Shareholder shall have the right to
               ----------------
purchase for cash its Preemptive Right Pro Rata Share of newly issued shares of the Company or any warrants, options and rights or securities convertible into, exchangeable or exercisable for shares of the Company ("Share Equivalents")
                                                        -----------------
which the Company may from time to time propose to sell to any Person for cash (excluding, issuances of shares or Share Equivalents upon exercise of outstanding options granted to any employee benefit plan or arrangement). The "Preemptive Right Pro Rata Share" shall be, at any given time, that proportion
 -------------------------------
which the number of Ordinary Shares (including for these purposes Non-Voting Ordinary Shares) held by the Shareholder at such time bears to the total number of Ordinary Shares (including for these purposes Non-Voting Ordinary Shares) issued and outstanding at such time, in each case, as calculated on a fully diluted basis.

          4.2. Preemptive Notices. In the event the Company proposes to
               ------------------
undertake an issuance of shares and/or Share Equivalents referred to in Section 4.1, it shall give each Shareholder written notice (the "Preemptive Notice") of
                                                         -----------------
its intention to do so, specifying the price, the identity of the purchaser and the principal terms upon which the Company proposes to issue the same. Each Shareholder shall have ten (10) Business Days from the delivery date of any Preemptive Notice to agree to purchase a number of shares and/or Share Equivalents up to its Preemptive Right Pro Rata Share (in each case calculated prior to the issuance) for the price and upon the terms specified in the Preemptive Notice by giving written notice to the Company and stating therein the number of shares and/or Share Equivalents to be purchased.

          4.3. Failure to Exercise Preemptive Right. In the event any
               ------------------------------------
Shareholder fails to purchase all of its Preemptive Right Pro Rata Share pursuant to this Article IV, the Company shall have 90 days after the date of the Preemptive Notice to consummate the sale of the shares and/or Share Equivalents with respect to which any Shareholder's preemptive right was not exercised, at or above the price and upon terms not more favorable to the purchasers of such shares and/or Share Equivalents than the terms specified in the initial Preemptive Notice given in connection with such sale.

ARTICLE V.   CORPORATE GOVERNANCE MATTERS

          5.1. Board of Directors.
               ------------------

          (a) Directors of the Company shall be elected annually. Effective as of the Closing, the Board shall be comprised of nine members, consisting of three designees of Silver Lake (each a "Silver Lake Designee"), two designees of
                                        --------------------
TPG (each a "TPG Designee"), one Management Director, one Additional Director,
             ------------
the chief executive officer of the Company from time to time serving (the "Chief
                                                                           -----
Executive Officer") and one director elected pursuant to the provisions of the
-----------------
memorandum and articles of association of the Company. Members of the Board who are not required to be designated by a Shareholder pursuant to the rights provided in this Agreement shall be nominated and elected in accordance with the articles of association of the Company.

          (b) A member of the Board designated by a Shareholder pursuant to the rights provided in this Agreement may only be removed by such Shareholder. Except as provided in Section 5.1(e) below, any other member of the Board may be removed only for cause by vote of a majority of the Board. If, prior to his or her election to the Board, any Silver Lake Designee shall be unable or unwilling to serve as a director of the Company, Silver Lake shall be entitled to nominate a replacement who shall then be a Silver Lake Designee for purposes of this
Section 5.1. If, following an election to the Board pursuant to this Section 5.1, any Silver Lake Designee shall resign or be removed or be unable to serve for any reason prior to the expiration of his or her term as a Director, Silver Lake shall notify the Board in writing of a replacement Silver Lake Designee and each of the Company and all of the Shareholders hereby agree to take such actions provided for under the terms of the Shares held by them as will result in the appointment of such Silver Lake Designee to the Board. If Silver Lake requests that any Silver Lake Designee be removed as a Director (with or without cause) by written notice thereof to the Company, then each of the Company and all of the Shareholders shall take all actions provided for under the terms of the Shares held by them necessary to effect such removal upon such request.

          If, prior to his or her election to the Board, any TPG Designee shall be unable or unwilling to serve as a director of the Company, TPG shall be entitled to nominate a replacement who shall then be a TPG Designee for purposes of this Section 5.1. If, following an election to the Board pursuant to this
Section 5.1, any TPG Designee shall resign or be removed or be unable to serve for any reason prior to the expiration of his or her term as a Director, TPG shall notify the Board in writing of a replacement TPG Designee and each of the Company and all of the Shareholders hereby agree to take such actions provided for under the terms of the Shares held by them as will result in the appointment of such TPG Designee to the Board. If TPG requests that any TPG Designee be removed as a Director (with or without cause) by written notice thereof to the Company, then each of the Company and all of the Shareholders shall take all actions provided for under the terms of the Shares held by them necessary to effect such removal upon such request.

          If, prior to his or her election to the Board, the Additional Director shall be unable or unwilling to serve as a director of the Company, Silver Lake shall be entitled to nominate a replacement who shall then be the Additional Director for purposes of this Section 5.1; provided, that such replacement
                                           --------
Additional Director satisfies all of the criteria set forth in the definition of "Additional Director" herein. If, following an election to the Board pursuant to this Section 5.1, the Additional Director shall resign or be removed or be unable to serve for any reason prior to the expiration of his or her term as a Director, Silver Lake shall notify the Board in writing of a replacement and, provided that such replacement Additional Director satisfies all the criteria
--------
set forth in the definition of "Additional Director" herein, each of the Company and all of the Shareholders hereby agree to take such actions provided for under the terms of the Shares held by them as will result in the appointment of such replacement Additional Director to the Board. So long as TPG consents, if Silver Lake requests that the Additional Director be removed as a Director (with or without cause) by written notice thereof to the Company, then each of the Company and all of the Shareholders shall take all actions provided for under the terms of the Shares held by them necessary to effect such removal upon such request.

          Any director (including the Additional Director) who is no longer designated by Silver Lake or TPG shall be designated instead by the other members of the Board and shall be considered a "Board Designee" for all purposes hereunder. If any Board Designee shall resign or be removed or be unable to serve for any reason prior to the expiration of his or her term as a Director, then each of the Company and each Shareholder hereby agrees to take such actions provided for under the terms of the Shares held by them as will result in the appointment to the Board of an individual designated by the Board. If the Board requests that any Board Designee be removed as a Director (with or without cause) by written notice thereof to the Company, then each of the Company and each Shareholder shall take all actions provided for under the terms of the Shares held by them necessary to effect such removal upon such request.

          (c) The Company will pay all reasonable out-of-pocket expenses incurred by the Directors in connection with their participation in meetings of the Board (and committees thereof) and the Boards of Directors (and committees thereof) of the subsidiaries of the Company. Directors will receive no other compensation or fees; provided that the Board may provide for a reasonable fee
                      --------
to be paid to the Additional Director or any future independent director.

          (d) The board of directors of each subsidiary of the Company shall at any given time either be (i) comprised in the same manner as the Board is then comprised or (ii) comprised in a manner reasonably acceptable to both TPG and Silver Lake.

          (e) Notwithstanding anything in this Agreement to the contrary, no director (other than any Silver Lake Designee, any TPG Designee, the Management Director, the Chief Executive Officer of the Company (in his capacity as a director), the Additional Director, or any director who becomes a director after December 1, 2000) may be removed other than for cause and then only with the approval of seven of nine directors.

          5.2. Actions by the Board of Directors.
               ---------------------------------

          (a) The Shareholders and the Company shall take all actions provided for under the terms of the Shares held by them necessary to amend the memorandum and articles of association of the Company to provide that, for so long as this Agreement is in effect, a quorum for any meeting of the Board shall require the presence of (x) directors constituting at least a majority of the entire Board, and (y) at least one of the Silver Lake Designees and (z) at least one of the TPG Designees. Unless agreed to by unanimous consent of the Board in writing, no action by the Board will be valid unless approved by a majority of the directors at a meeting properly convened at which a quorum is present. The Company and the Shareholders shall take such further action to provide that the articles of incorporation and/or bylaws of the Company will provide that they may not be amended by action of the Board unless such amendment is approved in the manner set forth in the immediately preceding sentence. The Company and the Shareholders shall take (or shall cause the Directors appointed by them to take) such action provided for under the terms of the Shares held by them as is necessary to cause (i) the Board to establish executive, audit, compensation and governance committees of the Board, the duties of which shall be determined by the Board, (ii) at least one Silver Lake Designee and one TPG Designee to serve on each such committee of the Board of Directors and (iii) the Chief Executive Officer of the Company to serve as the Chairman of the Executive Committee. The Shareholders and the Company shall take such action provided for under the terms of the Shares held by them to cause the memorandum and articles of association of the Company to provide that no action by a committee of the Board of a type referred to in Section 5.2(b) below shall be valid unless approved in the same manner as required by action of the entire Board, as provided in this paragraph (a).

          (b) Subject to applicable law, the Company shall not take any of the actions set forth in items (i) through (iv) and (vi) through (ix) below without the prior consent of at least seven of the nine Directors and the Company shall not take the action set forth in item (v) below without the prior consent of at least eight of the nine directors.

               (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency or similar law;

               (ii) merge or consolidate with any other Person other than a subsidiary of the Company (the "Target") if (x) the book value of the
                                     ------
     assets of the Target (in the case of an acquisition of a Target) as of the end of its most recently ended fiscal quarter preceding the earlier of the date the Company enters into definitive agreements in respect of such transaction or publicly announces such transaction (the "Determination
                                                              -------------
     Date") would exceed $100 million or (y) the fair market value of the
     ----
     consideration paid or payable for the Target would exceed $100 million;

               (iii) sell, transfer or otherwise dispose of (including by merger, dividend or other distribution or other transaction involving one or more shareholders of the Company, formation of a joint venture or otherwise) any assets in one or a series of related transactions if (x) the book value of such assets exceeds $100 million as of the end of the Company's most recent fiscal quarter preceding the Determination Date or
     (y) the fair market value of the consideration received or receivable for such assets (including, with respect to any asset sale, the value of any debt assumed or to be assumed in such transaction) exceeds $100 million;

               (iv) enter into any contract with or otherwise engage in or become obligated to engage in any transaction or series of related transactions with any of Silver Lake, TPG, August or any of their respective Affiliates involving more than $1 million per calendar year; provided, however, that all such contracts and transactions (whether or not exceeding the $1 million limitation) shall be on an arms' length basis;

               (v) increase or decrease the number of Directors that comprise the entire Board;

               (vi) authorize, issue or sell (including by merger or otherwise) any shares, options, warrants or rights to acquire shares of the Company (other than issuances of shares pursuant to management options issued with the approval of the Board);

               (vii) pay, declare or set aside any sums or other property for the payment of any dividends on, or make any other distributions in respect of (including by merger or otherwise), any shares of the Company, or any warrants, options, rights or securities convertible into, exchangeable or exercisable for, shares of the Company (excluding purchases from employees pursuant to employee benefit plans or arrangements);

               (viii) redeem, purchase or otherwise acquire (including by merger or otherwise), any shares of the Company or any warrants, options and rights or securities convertible into, exchangeable or exercisable for, shares of the Company, or redeem or purchase otherwise acquire or make any payments with respect to any share appreciation rights or phantom share plans (excluding purchases from employees pursuant to employee benefit plans or arrangements); or

               (ix) amend, modify or repeal any of the provisions of the memorandum and articles of association of the Company.

               In addition, no Shareholder may exercise its rights pursuant to
     Section 2.6 without the prior consent of at least seven of the nine Directors. Finally, the prior consent of at least five of the nine Directors (other than the Chief Executive Officer and the Management Director, who shall be required to abstain) shall be required to hire or terminate the employment contract of the Chief Executive Officer. Notwithstanding the foregoing, nothing in this Section 5.2 shall limit the rights of any Shareholder under Article III.

          (c) Unless otherwise agreed by the parties hereto, the Board shall follow the following procedures:

               (i) Special meetings of the Board may be held at any time upon the call of at least two Directors by oral, telephonic, telegraphic, facsimile or e-mail notice duly given or sent at least one day, or by written notice sent by express mail at least three days, before the meeting to each director. Reasonable efforts shall be made to ensure that each director actually receives timely notice of any meeting. The annual meeting of the Board shall be held without notice immediately following the annual meeting of shareholders of the Company.

               (ii) A reasonably detailed agenda shall be supplied to each director reasonably in advance of each meeting of the Board, together with other appropriate documentation with respect to agenda items calling for board action, to inform adequately directors regarding matters to come before the board. Any director wishing to place a matter on the agenda for any meeting of the applicable board of directors may do so by communicating with the chairman of the Board sufficiently in advance of the meeting of the Board so as to permit timely dissemination to all directors of information with respect to the agenda items.

          (d) The Shareholders shall upon request take all action provided for under the terms of the Shares held by them to cause the memorandum and articles of association or comparable governing documents of each subsidiary of the Company to be amended to require the prior approval of the Board of any actions of the subsidiary that, if made by the Company, would require the approval of the Company's Board under the articles of association of the Company or under this Agreement.

          5.3. Voting of Shares; Action by the Company. At any annual or special
               ---------------------------------------
meeting of shareholders of the Company or in any written consent executed in lieu of such a meeting of shareholders, the Shareholders shall take all other action provided for under the terms of the Shares held by them, including by way of voting their Shares, to give effect to the agreements contained in this Agreement. In order to effectuate the provisions of this Article V, each Shareholder hereby agrees that when any action or vote is required to be taken by such Shareholder pursuant to this Agreement, such Shareholder shall use his or its best efforts to call, or cause the appropriate officers and directors of the Company to call, a special or annual meeting of shareholders of the Company, as the case may be, or execute or cause to be executed a consent in writing in lieu of any such meetings pursuant to applicable provisions of The Companies Law (2000 Revision) of the Cayman Islands. In addition, the Company shall take all actions to give effect to the agreements contained in this Agreement.

          5.4. Fee Sharing. (a) Any transaction, closing or similar fee received
               -----------
by any Shareholder (or any Affiliate of any Shareholder) from the Company in connection with the transactions contemplated hereby shall be allocated as follows: first, 25% of such fees to Silver Lake or an Affiliate designated by Silver Lake; second, the remainder of such fees pro rata to Silver Lake, TPG,
                                                --- ----
August Capital Management III, L.L.C. ("August Management"), Chase and GS (or an Affiliate designated by each such Shareholder or August Management, as the case may be) in proportion to the total aggregate number of Ordinary Shares and Non-Voting Ordinary Shares owned by each such Shareholder (including, in the case of Silver Lake, all Shares owned by Integral) or, in the case of fees payable to August Management, owned by August, in each case relative to such other Shareholders.

          (b) Any monitoring or similar fee received by any Shareholder from the Company shall be allocated as follows: first, 25% of such fees to Silver Lake or an Affiliate designated by Silver Lake; second, the remainder of such fees pro rata to Silver Lake, TPG and August Management (or an Affiliate
     --- ----
designated by each such Shareholder or August Management, as the case may be) in proportion to the total aggregate number of Ordinary Shares and Non-Voting Ordinary Shares owned by each such Shareholder (including, in the case of Silver Lake, all Shares owned by Integral) or, in the case of fees payable to August Management, owned by August, in each case relative to such other Shareholders.; provided, however, that August Management shall be entitled to receive fees
--------  -------
pursuant to this provision only for so long as David Marquardt serves as a director of the Company; provided, however, that nothing in this Agreement shall
                         --------  -------
give David Marquardt the right to be elected as a director or, if so elected, prohibit him from declining to serve as a director.

          5.5. Conversion of Ordinary Shares. So long as August is the record
               -----------------------------
owner of any Ordinary Shares, the Company agrees not to take any action to amend the memorandum and articles of association of the Company to provide for the conversion of Ordinary Shares into Non-Voting Ordinary Shares without the consent of August; provided, however, that this Section 5.5 shall not prevent
                   --------  -------
Chase or any Permitted Transferee of Chase from converting Ordinary Shares received solely upon the conversion of Non-Voting Ordinary Shares acquired directly from the Company back into Non-Voting Ordinary Shares if it is determined by Chase or such

Permitted Transferee of Chase to be necessary to avoid a Regulatory Problem (as defined in the Chase Regulatory Side Letter).

ARTICLE VI.  TAX MATTERS

          6.1. Tax Matters. (a) For such time as the Company constitutes a
               -----------
partnership for U.S. federal income tax purposes and Silver Lake and its Affiliates in the aggregate own at least 25% of the number of Ordinary Shares owned by them immediately following the transactions contemplated by the Stock Purchase Agreement (as adjusted for share splits, reverse share splits, combinations, recapitalizations and similar transactions), the "tax matters partner" for purposes of section 6231(a)(7) of the Code (the "Tax Matters
                                                              -----------
Shareholder") shall be Silver Lake or its designated Affiliate (provided,
-----------
however, that such Affiliate must be a Shareholder). For such time as the Company constitutes a partnership for U.S. federal income tax purposes, and Silver Lake and its affiliates in the aggregate own less than 25% of the number of Ordinary Shares owned by them immediately following the transactions contemplated by the Stock Purchase Agreement (as adjusted for share splits, reverse share splits, combinations, recapitalizations and similar transactions), the Tax Matters Shareholder shall be appointed by the Board. The Tax Matters Shareholder shall have all of the rights, duties, powers and obligations provided for in sections 6221 through 6231 of the Code with respect to the Company.

          (b) For such time as the Company constitutes a partnership for U.S. federal income tax purposes, the Tax Matters Shareholder shall timely cause to be prepared all tax returns of the Company for each year or period, and in such jurisdictions, that such returns are required to be filed; provided, however,
                                                           --------  -------
that the Tax Matters Shareholder shall only file a material tax return if such return has been approved by Silver Lake, TPG and August. Any Shareholder may request in writing to review any and all such tax returns, and the Tax Matters Shareholder's consent to such request shall not be unreasonably withheld.

          (c) The Tax Matters Shareholder shall be reimbursed by the Company or its subsidiaries, as appropriate, for all reasonable costs and expenses associated with the performance of its obligations as Tax Matters Shareholder.

          6.2. Partnership Elections. For such time as the Company constitutes a
               ---------------------
partnership for U.S. federal income tax purposes, the Tax Matters Shareholder shall have the right to make, or cause the Company to make, all Company tax elections which the Tax Matters Shareholder deems appropriate in its reasonable discretion; provided, however, that the Tax Matters Shareholder shall not make
            --------  -------
any material tax election without the consent of Silver Lake, TPG and August, and provided, further, that the Tax Matters Shareholder shall make the election
    --------  -------
to adjust the basis of the Company's property pursuant to section 754 of the Code for the year in which the Closing Date occurs.

          6.3. Capital Accounts; Book Allocations. (a) Solely for purposes of
               ----------------------------------
complying with section 704 of the Code and the Regulations promulgated thereunder, there shall be established for each Shareholder and Management Shareholder on the books of the Company as of the date hereof, or such later date on which such Shareholder or Management Shareholder is admitted to the Company, a capital account (each being a "Capital Account"). The Capital
                                          ---------------

Account of each Shareholder and Management Shareholder shall (in accordance with the requirements of Regulations section 1.704-1(b)(2)(iv)) be credited with (i) the amount paid by such Shareholder or Management Shareholder with respect to the Shares purchased by such Shareholder or Management Shareholder, as the case may be, and (ii) the amount of the Liquidation Preference (as defined in Article 17 of the articles of association of the Company) of any Unvested Restricted Shares (as defined in the Private Placement Memorandum) for which an election under section 83(b) of the Code has been made, increased by any allocation of income or gain and by any additional capital contributions by such Shareholder or Management Shareholder, and shall be reduced by any allocation of loss or deduction and by any distribution to such Shareholder or Management Shareholder. Capital Accounts shall be appropriately adjusted to reflect transfers of part (but not all) of the Shares held by any Shareholder or Management Shareholder. Interest shall not be payable on Capital Account balances.

          (b) Except as otherwise provided herein, as long as the Company is a partnership for U.S. federal income tax purposes, all items of Company income, gain, loss or deduction shall be allocated among the Shareholders and the Management Shareholders in a manner such that the Capital Account of each Shareholder and Management Shareholder (including with respect to Unvested Restricted Shares (as defined in the Private Placement Memorandum) for which an election under section 83(b) of the Code has been made), immediately after making such allocation is, as nearly as possible, equal (proportionately) to the distributions that would be made to such Shareholder or such Management Shareholder, as the case may be, if the Company was dissolved, its affairs wound up and its assets sold for cash equal to their Carrying Value, all Company liabilities were satisfied, and the net assets of the Company were distributed pursuant to Articles 9 and 17 of the articles of association of the Company to the Shareholders and the Management Shareholders immediately after making such allocation.

          (c) The provisions of this Section 6.3 relating to the maintenance of Capital Accounts and allocations of Company income, gain, loss or deduction are intended to comply with Regulations section 1.704-1(b) (including, without limitation, the "qualified income offset" provisions contained therein) and shall be interpreted and applied in a manner consistent with such Regulations. Additionally, the foregoing allocation provisions shall be interpreted and applied in a manner consistent with the "minimum gain chargeback" requirements of Regulations section 1.704-2(f) and 1.704-2(i)(4) and in a manner consistent with the partner nonrecourse deduction provisions of Regulations section 1.704-2(i).

          (d) Notwithstanding anything to the contrary herein, in no event shall the provisions of this Section 6.3 affect the amount or timing of distributions to which the Shareholders or Management Shareholders would otherwise be entitled pursuant to Articles 8, 9, 10, 14, 15 and 17 of the articles of association of the Company, provided, however, that Tax Distributions may vary or be made pursuant to Section 6.5 hereof.

          6.4. Tax Allocations. For income tax purposes only, all items of
               ---------------
income, gain, loss, and deduction of the Company shall be allocated among the Shareholders and the Management Shareholders in the same proportions as they share the corresponding items pursuant to Section 6.3 hereof; provided, however,
                                                              -----------------
that in the case of any asset of the Company, the Carrying Value of which differs from its adjusted tax basis for U.S. federal income tax purposes, income, gain, loss and deduction with respect to such asset shall be allocated solely for income tax purposes in accordance with sections 704(b) and
(c) of the Code (in any manner determined by the Board) so as to take account of the difference between Carrying Value and adjusted basis of such asset.

          6.5. Distributions Permitted Under the Indenture. Unless such
               -------------------------------------------
distribution is not otherwise permitted by law or unless otherwise agreed to by Silver Lake, TPG and August, the Shareholders agree to use reasonable best efforts to cause the Company to make any and all distributions permitted by the Indenture including, without limitation "Tax Distributions" as such term is defined in the Indenture ("Distribution Provisions"). The Shareholders agree to use reasonable best efforts to prevent the Company from modifying the Distribution Provisions without the consent of Silver Lake, TPG and August. Any distributions made pursuant to this Section 6.5 other than Tax Distributions, will be paid out in accordance with Articles 8, 9, 10, 14 15 and 17 of the articles of association of the Company. Prior to making any other distributions described in this Section 6.5, any Tax Distributions will be made to the holders of Ordinary Shares and Non-Voting Ordinary Shares (including holders of Unvested Restricted Shares (as defined in the Private Placement Memorandum) for which an election under section 83(b) of the Code has been made) on a pro-rata basis (based on the relative number of aggregate outstanding Ordinary Shares and Non-Voting Ordinary Shares owned by them).

          6.6. Partnership Income and Subpart F Income. (a) Except as otherwise
               ---------------------------------------
agreed by Silver Lake, TPG and August, the Shareholders shall use reasonable best efforts, and shall cause the Company to use reasonable best efforts, to minimize Partnership Income, except to the extent that the Company makes current distributions pursuant to the Distribution Provisions (to the extent permitted by the Indenture) with respect to such Partnership Income.

          (b) Except as otherwise agreed by Silver Lake and TPG, the Shareholders shall use reasonable best efforts, and shall cause the Company to use reasonable best efforts, to avoid creating Subpart F Income in excess of $50 million per calendar year. The Shareholders agree to use reasonable best efforts to cause the Company to provide to Silver Lake and TPG the information necessary to allow the direct and indirect beneficial owners of each of Silver Lake and TPG to make the filings that would be required if the Company were to be treated as a "controlled foreign corporation" within the meaning of section 957 of the Code for U.S. federal income tax purposes.

          6.7. Corporate Structure, etc. The Shareholders agree to use their
               ------------------------
reasonable efforts to avoid changing the corporate structure of the Company or the entity classification for U.S. federal income tax purposes of the Company or its subsidiaries, to the extent that any such change would cause material adverse federal income tax consequences to any Shareholder unless such change is approved by Silver Lake, TPG and August.

          6.8. Unrelated Business Taxable Income and U.S. Trade or Business
               ------------------------------------------------------------
Income. The Shareholders agree to use their best efforts, and to cause the
------
Company, or any entity which the Company owns directly which is treated as a pass-through entity for U.S. federal income tax purposes or indirectly through an entity which is treated as a pass-through entity for U.S. federal income tax purposes, to use its best efforts, (i) to not incur any items of gross income that would be taken into account for purposes of calculating unrelated business taxable income as defined in section 512 and 514 of the Code ("UBTI") and (ii) to not engage in activities, directly or indirectly, that would cause a direct or indirect non-U.S. investor in the Company to be treated as engaged in a U.S. trade or business as defined in sections 864 or 897 of the Code due to its direct or indirect investment in the Company. In addition, the Tax Matters Shareholder agrees to use best efforts to (i) unless otherwise advised by its tax advisors, file tax returns and information returns on behalf of the Company with the Internal Revenue Service (the "IRS") on the basis that the Company is not engaged in a trade or business for purposes of sections 875, 882, 884 and 1446 of the Code, and (ii) promptly notify all other Shareholders if, based on the advice of its tax advisors, the Tax Matters Shareholder determines that the Company is engaged in a trade or business for purposes of sections 875, 882, 884 and 1446 of the Code.

          6.9. Passive Foreign Investment Company. The Tax Matters Shareholder
               ----------------------------------
agrees to use reasonable efforts (a) to determine whether any corporation, as determined under the entity classification Regulations promulgated under section 7701 of the Code, of which the Company would be deemed to be an owner pursuant to section 1298 of the Code, is a passive foreign investment company (a "PFIC") within the meaning of section 1297 of the Code, and (b) with respect to any such company which is determined to be a PFIC, to provide the Shareholders with information sufficient to enable the Shareholders to make and maintain an election to treat such company as a qualifying electing fund within the meaning of section 1295 of the Code.

ARTICLE VII. MISCELLANEOUS

          7.1. Competition. Any Shareholder and any Affiliate of such
               -----------
Shareholder may engage in or possess an interest in other investments, business ventures or entities of any nature or description, independently or with others, similar or dissimilar to, or that compete with, the investments or business of the Company, and may provide advice and other assistance to any such investment, business venture or entity, and the Company and the Shareholders shall have no rights by virtue of this Agreement in and to such investments, business ventures or entities or the income or profits derived therefrom, and the pursuit of any such investment or venture, even if competitive with the business of the Company, shall not be deemed wrongful or improper. Upon the written request of the Company (which request shall not be made more than once in any 90-day period), each Shareholder shall, subject to applicable law and the terms of any applicable confidentiality agreement or similar agreement or arrangement, use its reasonable efforts to disclose, as soon as reasonably practicable and on a confidential basis, to the Board any such interest, investment or business venture that involves the disc drive or similar information storage business that is owned by such Shareholder. No Shareholder nor any Affiliate thereof shall be obligated to present any particular investment or business opportunity to the Company even if such opportunity is of a character that, if presented to the Company, could be taken by the Company, and any Shareholder or any Affiliate thereof shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment opportunity.

          7.2. Additional Securities Subject to Agreement. Each Shareholder
               ------------------------------------------
agrees that any other equity securities of the Company which it hereafter acquires by means of a share split, share dividend, distribution, exercise of options or warrants or otherwise (other than shares acquired in a Public Offering or in the public market after the initial Public Offering of the

Company) will be subject to the provisions of this Agreement to the same extent as if held on the date hereof.

          7.3. Information Rights. The Company shall deliver to each of the
               ------------------
Shareholders (i) audited financial statements of the Company within 90 days after the end of each fiscal year and (ii) unaudited quarterly financial statements within 45 days after the end of each fiscal quarter. Each of the Shareholders shall have access to such other information concerning the Company's business or financial condition as may be reasonably requested by such Shareholder.

          7.4. Termination. Other than as specified below, the provisions of
               -----------
this Agreement will terminate and be of no further force and effect upon the date on which at least 50% of the number of issued and outstanding shares of the Company have been publicly distributed or sold, or are being actively traded on a national securities exchange or interdealer quotation system. Notwithstanding the foregoing, Article III of this Agreement shall survive the termination of this Agreement until such time as all Registrable Securities held by the Shareholders cease to be Registrable Securities.

          7.5. Notices. All notices, consents, requests, claims, demands and
               -------
other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by cable, by telecopy, by telegram, by telex or registered or certified mail (postage prepaid, return receipt requested) as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.5):

               (i)  if to Silver Lake:

                    Silver Lake Partners, L.P.
                    2725 Sand Hill Road
                    Building C, Suite 150
                    Menlo Park, CA  94025
                    Attention:  David Roux
                    Telecopy:  (650) 233-8125

                    With a copy to:

                    Simpson Thacher & Bartlett
                    425 Lexington Avenue
                    New York, NY  10017
                    Attention: William E. Curbow, Esq.
                    Telecopy:  (212) 455-2502

           (ii)    if to TPG:

                   SAC Investments, L.P.
                   c/o Texas Pacific Group.
                   301 Commerce Street
                   Suite 3300
                   Fort Worth, TX 76102
                   Attention: Richard A. Ekleberry
                   Telecopy:  (817) 871-4080

                   with a copy to:

                   Cleary, Gottlieb, Steen & Hamilton
                   One Liberty Plaza
                   New York, NY 10006
                   Attention: Paul J. Shim, Esq.
                   Telecopy:  (212) 225-3999

          (iii)    if to August:

                   August Capital
                   2480 Sand Hill Road
                   Suite 101
                   Menlo Park, CA 94025
                   Attention: Mark Wilson
                   Telecopy: (650) 234-9910

                   with a copy to:

                   Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP 155 Constitution Drive
                   Menlo Park, CA 94025
                   Attention: Steven R. Franklin, Esq.
                   Telecopy:  (650) 321-2800

           (iv)    if to Chase:

                   Chase Equity Associates, L.P.
                   50 California Street
                   29th Floor
                   San Francisco, CA 94111
                   Attention: Shahan Soghikian
                   Telecopy:  (415) 591-1205
                                  with a copy to:

                                  Chase Capital Partners
                                  Official Notices Clerk
                                  1221 Avenue of the Americas
                                  New York, NY 10020
                                  Telecopy: (212) 899-3401

                                  and to:

                                  Latham & Watkins
                                  135 Commonwealth Drive
                                  Menlo Park, CA 94025
                                  Attention: Anthony J. Richmond, Esq.
                                  Telecopy:  (650) 463-2600

                           (v)    if to GS:

                                  GS Capital Partners III, L.P.
                                  85 Broad Street, 10th Floor
                                  New York, NY 10004
                                  Attention: Anne Musella
                                  Telecopy:  (212) 357-5505

                                  with a copy to:

                                  Sullivan & Cromwell
                                  1870 Embarcadero Road
                                  Palo Alto, CA 94303
                                  Attention: Matthew G. Hurd, Esq.
                                  Telecopy:  (650) 461-5700

                          (vi)    if to Staenberg:

                                  Staenberg Venture Partners
                                  2000 First Avenue, Suite 1001
                                  Seattle, WA 98121
                                  Attention:
                                  Telecopy:

                                  with a copy to:

                                  Dorsey & Whitney LLP
                                  U.S. Bank Centre
                                  1420 Fifth Avenue, Suite 3400
                                  Seattle, WA 98101

                  (vii)   if to Integral:

                          Integral Capital Partners
                          2750 Sand Hill Rd.
                          Menlo Park, CA  94025
                          Attention: Pamela Hagenah
                          Telecopy:  650-233-0366

                 (viii)   if to the Company:

                          New SAC
                          c/o Silver Lake Partners, L.P.
                          2725 Sand Hill Road
                          Building C, Suite 150
                          Menlo Park, CA  94025
                          Attention:  David Roux
                          Telecopy:  (650) 233-8125

                          with copies to:

                          Simpson Thacher & Bartlett
                          425 Lexington Avenue
                          New York, NY  10017
                          Attention:  William E. Curbow, Esq.
                          Telecopy:  (212) 455-2502

                          -and-

                          Cleary, Gottlieb, Steen & Hamilton
                          One Liberty Plaza
                          New York, NY  10006
                          Attention:  Paul J. Shim, Esq.
                          Telecopy:  (212) 225-3999

          7.6.   Further Assurances. The parties hereto will sign such further
                 ------------------
documents, cause such meetings to be held, resolutions passed, exercise their votes and do and perform and cause to be done such further acts and things as may be necessary in order to give full effect to this Agreement and every provision hereof.

          7.7.   Assignment. This Agreement will inure to the benefit of and be
                 ----------
binding on the parties hereto and their respective successors and permitted assigns. Except as specifically provided herein, this Agreement may not be assigned by any party hereto without the express prior written consent of the other parties, and any attempted assignment, without such consents, will be null and void.

          7.8.   Amendment; Waiver. This Agreement may be amended, supplemented
                 -----------------
or otherwise modified only by a written instrument executed by the parties hereto; provided,
        --------
however, that this Agreement may be amended, supplemented or otherwise
-------
modified by a written instrument executed only by the Shareholders so long as any such amendment, supplement or modification does not impose any material additional burdens on the Company. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach.

          7.9.  Third Parties. Except as otherwise set forth herein, this
                -------------
Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto.

          7.10. Governing Law. This Agreement will be governed by, and construed
                -------------
in accordance with, the laws of the State of New York.

          7.11. Binding Arbitration. Any controversy, dispute or claim arising
                -------------------
out of, in connection with, or in relation to, the construction, performance, or breach of this Agreement shall be adjudicated by arbitration conducted in accordance with the existing rules for commercial arbitration of the American Arbitration Association, or any successor organization in New York or California (the "AAA"), as determined by the party initiating the arbitration. The demand
      ---
for arbitration shall be delivered in accordance with the notice provisions of this Agreement. Arbitration hereunder shall be conducted by a single arbitrator selected jointly by the parties hereto. If within thirty (30) days after a demand for arbitration is made, the parties hereto are unable to agree on a single arbitrator, three arbitrators shall be appointed. Each party shall select one arbitrator and those two arbitrators shall then select within thirty (30) days a third neutral arbitrator. If the arbitrators selected by the parties cannot agree on the third arbitrator, they shall discuss the qualifications of such third arbitrator with the AAA prior to selection of such arbitrator, which selection shall be in accordance with the existing rules of the AAA. If an arbitrator cannot continue to serve, a successor to an arbitrator selected by the parties shall be also selected by the same party, and a successor to a neutral arbitrator shall be selected as specified above. A full rehearing will be held only if the neutral arbitrator is unable to continue to serve or if the remaining arbitrators unanimously agree that such a rehearing is appropriate. Any discovery in connection with arbitration hereunder shall be limited to information directly relevant to the controversy or claim in arbitration. Judgment upon any arbitration award rendered may be entered in any court of competent jurisdiction. EACH PARTY HERETO UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT.

          7.12. Specific Performance. Without limiting or waiving in any respect
                --------------------
any rights or remedies of the parties hereto under this Agreement now or hereinafter existing at law or in equity or by statute, each of the parties hereto will be entitled to seek specific performance of the obligations to be performed by the other in accordance with the provisions of this Agreement, including during such time prior to the final and binding decision in any arbitration contemplated by Section 7.10.

          7.13.  Entire Agreement. This Agreement sets forth the entire
                 ----------------
understanding of the parties hereto with respect to the subject matter hereof.

          7.14.  Titles and Headings. The section headings contained in this
                 -------------------
Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement.

          7.15.  Severability. If any provision of this Agreement is declared by
                 ------------
any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement will not be affected and will remain in full force and effect.

          7.16.  Regulatory Matters. (a) Each Shareholder agrees to cooperate
                 ------------------
with the Company in all reasonable respects in complying with the terms of the Chase Regulatory Side Letter, including, without limitation, voting to approve amending the Company's memorandum and articles of association or this Agreement in a manner reasonably acceptable to the Shareholders and Chase or any Affiliate of Chase entitled to make such request pursuant to the Chase Regulatory Side Letter in order to remedy a Regulatory Problem (as defined in the Chase Regulatory Side Letter). Anything contained in this Section 7.16(a) to the contrary notwithstanding, no Shareholder shall be required under this Section to take any action that would adversely affect such Shareholder's rights under this Agreement or as a shareholder of the Company.

          (b) The Company and each Shareholder agree not to amend or waive the voting or other provisions of the Company's memorandum and articles of association or this Agreement if such amendment or waiver would cause Chase of any of its Affiliates to have a Regulatory Problem (as defined in the Chase Regulatory Side Letter). Chase agrees to notify the Company as to whether or not it would have a Regulatory Problem promptly (and in any event within 5 Business Days of receipt of notice of such amendment or waiver in accordance with this Agreement) after Chase has notice of such amendment or waiver. Failure to respond within such 5 Business-Day period shall be deemed to be a response that such amendment or waiver will not result in a Regulatory Problem.

          (c) The Company understands that Chase is affiliated with parties entering into commercial lending transactions with the Company including, without limitation, The Chase Manhattan Bank and Chase Securities Inc. The parties acknowledge that such lending arrangements are entirely independent of the equity investment made herein and nothing herein shall limit or otherwise constrain the exercise by such parties under their lending arrangement of any remedy or right granted to them in the transaction documents governing such lending arrangements.

          7.17.  Counterparts. This Agreement may be executed in any number of
                 ------------
counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument.

                  IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                                 NEW SAC


                                 By: /s/ WILLIAM L. HUDSON
                                    _________________________________________
                                      Name: William L. Hudson
                                      Title: Senior Vice President,
                                             General Counsel and Secretary



                                 SILVER LAKE TECHNOLOGY INVESTORS
                                 CAYMAN, L.P.
                                 By:  Silver Lake (Offshore) AIV GP Ltd., its
                                 General Partner


                                 By: /s/ KENNETH HAO
                                    _________________________________________
                                      Name: Kenneth Hao
                                      Title:



                                 SILVER LAKE INVESTORS CAYMAN, L.P.
                                 By:  Silver Lake (Offshore) AIV GP Ltd., its
                                 General Partner


                                 By: /s/ KENNETH HAO
                                    _________________________________________
                                      Name: Kenneth Hao
                                      Title:



                                 SILVER LAKE PARTNERS CAYMAN, L.P.
                                 By:  Silver Lake (Offshore) AIV GP Ltd., its
                                 General Partner


                                 By: /s/ KENNETH HAO
                                    _________________________________________
                                      Name: Kenneth Hao
                                      Title:

                               SAC INVESTMENTS, L.P.
                               By:  TPG SAC Advisors III Corp., its General
                               Partner


                               By: /s/ JUSTIN T. CHANG
                                  ____________________________________________
                                    Name: Justin T. Chang
                                    Title:



                               AUGUST CAPITAL III, L.P.


                               By: /s/ MARK G. WILSON
                                  ____________________________________________
                                    Name: Mark G. Wilson
                                    Title:



                               CHASE EQUITY ASSOCIATES, L.P.
                               By:  Chase Capital Partners, its General Partner

                               By: /s/ SHAKAN SEGHIKIAN
                                  ____________________________________________
                                    Name: Shakan Seghikian
                                    Title:  A General Partner



                               GS CAPITAL PARTNERS III, L.P.
                               By:  GS Advisors III, L.L.C., its General Partner


                               By: /s/ JOHN E. BOWMAN
                                  ____________________________________________
                                    Name: John E. Bowman
                                    Title: Vice President


                               GS CAPITAL PARTNERS III OFFSHORE, L.P.
                               By:  GS Advisors III, L.L.C., its General Partner


                               By: /s/ JOHN E. BOWMAN
                                  ____________________________________________
                                    Name: John E. Bowman
                                    Title: Vice President

                            GOLDMAN, SACHS & CO. VERWALTUNGS
                            GmbH


                            By: /s/ JOSEPH H. GLESEPARIN
                               _______________________________________________
                                 Name: Joseph H. Gleseparin
                                 Title: Managing Director

                            and

                            By: /s/ JOHN BOWMAN
                               _______________________________________________
                                 Name: John Bowman
                                 Title: Registered Agent



                            STONE STREET FUND 2000 L.P.
                            By:  Stone Street 2000, L.L.C., its General Partner

                            By: /s/ JOHN BOWMAN
                               ________________________________________________
                                 Name: John Bowman
                                 Title: Vice President



                            BRIDGE STREET SPECIAL OPPORTUNITIES
                            FUND 2000, L.P.
                            By: Bridge Street Special Opportunities Fund 2000, L.L.C., its General Partner


                            By: /s/ JOHN BOWMAN
                               ________________________________________________
                                 Name: John Bowman
                                 Title: Vice President


                            STAENBERG VENTURE PARTNERS II, L.P.


                            By: /s/ JON R. STAENBERG
                               ________________________________________________
                                 Name: Jon R. Staenberg
                                 Title: Managing Director

                          STAENBERG SEAGATE PARTNERS, LLC

                          By:  /s/ JON R. STAENBERG
                               _________________________________________________
                               Name: Jon R. Staenberg
                               Title: Managing Member, Staenberg Seagate Manager
                                      LLC


                          INTEGRAL CAPITAL PARTNERS V, L.P.
                          By: Integral Capital Management V, LLC, its General Partner


                          By:  /s/ PAMELA K. HAGENAH
                               _________________________________________________
                               Name:  Pamela K. Hagenah
                               Title: Manager

                          INTEGRAL CAPITAL PARTNERS V SIDE FUND, L.P.
                          By:  ICP Management V, LLC, its General Partner


                          By:  /s/ PAMELA K. HAGENAH
                               _________________________________________________
                               Name:  Pamela K. Hagenah
                               Title: Manager


                          /s/ GEORGIA ANN BRINT
                          ______________________________________________________
                          Georgia Ann Brint


                          /s/ WILLIAM L. HUDSON
                          ______________________________________________________
                          William L. Hudson


                          /s/ GREGORY BRIAN KERFOOT
                          ______________________________________________________
                          Gregory Brian Kerfoot

                          /s/ STEPHEN J. LUCZO
                          _____________________________________________________
                          Stephen James Luczo


                          /s/ WILLIAM THOMAS ROWLEY
                          _____________________________________________________
                          William Thomas Rowley


                          /s/ PHILIP E. SORAN
                          _____________________________________________________
                          Philip E. Soran


                          /s/ JOHN THOMPSON
                          _____________________________________________________
                          John Thompson


                          /s/ LAM HUY TRUONG
                          _____________________________________________________
                          Lam Huy Truong


                          /s/ DONALD LEO WAITE
                          _____________________________________________________
                          Donald Leo Waite